UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2020

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard

Mechanicsville, Virginia 23116

(Address of principal executive offices, including zip code)

(804) 723-7000

(Registrant’s telephone number, including area code)

Post Office Box 27626,

Richmond, Virginia 23261-7626

(Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Item 8.01.	Other Events.

Equity Offering

On October 6, 2020, Owens & Minor, Inc. (the “Company”) completed its previously announced underwritten public offering of 8,475,000 shares of its common stock (the “Offering”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated October 1, 2020, among the Company and Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters listed in Schedule II thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to an additional 1,271,250 shares of Company’s common stock, which the Underwriters exercised in full. The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as customary termination and other provisions.

The Offering was made pursuant to a prospectus supplement, dated October 1, 2020 (“Prospectus Supplement”, and filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2020, and the base prospectus, dated May 7, 2020, filed as part of the Company’s shelf registration statement Form S-3 (File No. 333-238068) filed with the SEC on May 7, 2020 and declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) on May 20, 2020.

The Company intends to use all or substantially all of the net proceeds from the Offering to partially repay its Term A Loans (as defined in the Prospectus Supplement) and use any remaining proceeds for general corporate purposes.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated October 1, 2020, among Owens & Minor, Inc. and Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters listed in Schedule II thereto.

5.1	Opinion of Hunton Andrews Kurth LLP.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS & MINOR, INC.

By:	/s/ Nicholas Pace
Name:	Nicholas Pace
Title:	General Counsel

Date: October 6, 2020

3